STEPSTONE GROUP INC. DEFERRED COMPENSATION PLAN

i ARTICLE 1 INTRODUCTION .................................................................................................... 1 1.1 Purpose of the Plan ................................................................................................ 1 1.2 Plan Committee, Plan Year .................................................................................... 1 1.3 Supplements ........................................................................................................... 1 ARTICLE 2 PLAN PARTICIPATION ......................................................................................... 1 2.1 Eligibility ............................................................................................................... 1 2.2 Participation ........................................................................................................... 2 2.3 Cessation of Active Participation........................................................................... 2 ARTICLE 3 PARTICIPANTS’ ACCOUNTS; DEFERRALS AND CREDITING ..................... 3 3.1 Participants’ Accounts ........................................................................................... 3 3.2 Deferral Contributions ........................................................................................... 3 3.3 Company Contributions ......................................................................................... 3 3.4 Deferral Election .................................................................................................... 4 3.5 Crediting Contributions ......................................................................................... 5 3.6 Investment Earnings............................................................................................... 5 3.7 Crediting of Earnings on Contributions ................................................................. 5 3.8 Errors in Accounts ................................................................................................. 5 ARTICLE 4 PAYMENT OF ACCOUNT BALANCES ............................................................... 5 4.1 Retirement Distributions ........................................................................................ 5 4.2 Termination Distributions ...................................................................................... 6 4.3 Specified Date Distributions .................................................................................. 7 4.4 Distributions Upon Unforeseeable Financial Emergency...................................... 8 4.5 Distributions Upon Disability ................................................................................ 9 4.6 Distributions Upon Death ...................................................................................... 9 4.7 Change in Control ................................................................................................ 10 4.8 Company Contributions ....................................................................................... 10 4.9 Delay or Acceleration of Payment ....................................................................... 10 4.10 Beneficiary Designation....................................................................................... 10 ARTICLE 5 CLAIMS.................................................................................................................. 11 5.1 Claims .................................................................................................................. 11 5.2 Limitation of Actions ........................................................................................... 15 ARTICLE 6 NO FUNDING OF PLAN BENEFITS ................................................................... 15

ii ARTICLE 7 COMMITTEE ......................................................................................................... 16 7.1 Committee’s Duties ............................................................................................. 16 7.2 Information Required for Plan Administration .................................................... 16 7.3 Decision of Committee Final ............................................................................... 16 7.4 Indemnification .................................................................................................... 17 ARTICLE 8 RELATING TO THE COMPANY......................................................................... 17 ARTICLE 9 AMENDMENT AND TERMINATION ................................................................ 17 9.1 Amendment .......................................................................................................... 17 9.2 Termination .......................................................................................................... 17 ARTICLE 10 GENERAL PROVISIONS ................................................................................... 17 10.1 Notices ................................................................................................................. 17 10.2 Nonalienation of Plan Benefits ............................................................................ 18 10.3 Payment with Respect to Incapacitated Persons .................................................. 18 10.4 No Employment or Benefit Guaranty .................................................................. 18 10.5 Code Section 409A .............................................................................................. 18 10.6 Specified Employees ............................................................................................ 19 10.7 Obligations to Company ...................................................................................... 19 10.8 Applicable Law .................................................................................................... 19 10.9 Severability .......................................................................................................... 19 10.10 Withholding for Taxes ......................................................................................... 19 10.11 Successors ............................................................................................................ 19 10.12 Effect on Other Employee Benefit Plans ............................................................. 19

STEPSTONE GROUP INC. DEFERRED COMPENSATION PLAN Article 1 Introduction 1.1 Purpose of the Plan. The StepStone Group Inc. Deferred Compensation Plan (the “Plan”) has been established by StepStone Group Inc. (“StepStone”), effective as of December 10, 2025, with respect to Eligible Employees (as defined in Section 2.1). The purpose of the Plan is to provide certain Eligible Employees with an opportunity to defer the receipt of a portion of such employees’ compensation. The Plan is intended to be a plan that is unfunded and that is maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees. 1.2 Plan Committee, Plan Year. The Plan is administered by a committee (the “Committee”) appointed by the Compensation Committee of the Board of Directors of StepStone (the “Board”). The Plan is administered on the basis of a plan year which is the calendar year (the “Plan Year”). 1.3 Supplements. From time to time supplements may, by amendment, be attached to and form a part of this Plan. Such supplements may modify or supplement the provisions of the Plan as they apply to particular groups of Eligible Employees or groups of Participants (as defined in Section 2.2), shall specify the persons affected by such supplements and shall supersede the other provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan provisions and the provisions of such supplements. Article 2 Plan Participation 2.1 Eligibility. Each employee or partner of StepStone and its consolidated affiliates as the Committee determines (collectively, the “Company”) shall become an Eligible Employee as of the date he or she is notified by the Committee that he or she has been selected by the Committee to become an Eligible Employee. The Committee shall consider such factors as it, in its sole discretion, considers pertinent in selecting Eligible Employees. “Eligible Employee” means, for a Plan Year or portion of a Plan Year, an individual: (i) who is an employee or partner of the Company, exclusive of any employee who provides services to the Company under a contract or arrangement with either the individual or with an agency or leasing organization that treats the individual as either an independent contractor or an employee of such agency or leasing organization, even if such individual is later determined to have been a common law employee of the Company rather than an independent contractor or an employee of such agency or leasing organization; (ii) who is a member of a select group of management or highly compensated employees; and

2 (iii) either (1) who, for such Plan Year, has satisfied such minimum compensation or other classification requirements established from time to time by the Committee, or (2) who otherwise is designated by the Committee, in its sole discretion, as eligible to elect to participate in the Plan. 2.2 Participation. Each Eligible Employee may irrevocably elect to have Deferral Contributions made on his or her behalf for a Plan Year pursuant to Section 3.2 and thereby become a Plan Participant. “Participant” means any individual who has been admitted to, and has not been removed from, participation in the Plan pursuant to this Article 2. A Participant must complete such forms and provide such data in a timely manner as is required by the Committee. 2.3 Cessation of Active Participation. (a) Cessation of Eligible Status. A Participant shall be considered an active Participant during any period when Deferral Contributions are being made to the Plan on his or her behalf. A Participant’s active participation in the Plan shall generally cease as of the date his or her employment or service with the Company terminates. In addition, the Committee may remove a Participant from active participation in the Plan if, as of any day during a Plan Year, he or she ceases to satisfy the criteria which qualified him or her as an Eligible Employee. Upon cessation of, or removal from, active participation in the Plan, a Participant’s deferrals under the Plan shall cease to the extent permitted by Internal Revenue Code (the "Code") Section 409A. (b) Inactive Participant Status. Even if his or her active participation in the Plan ends, a Participant shall remain an inactive Participant in the Plan until the earlier of (i) the date the full amount of his or her vested Account (as defined in Section 3.1) is distributed from the Plan, or (ii) the date he or she again recommences active participation in the Plan as an Eligible Employee by electing to have Deferral Contributions made to the Plan on his or her behalf pursuant to Section 3.2. During the period of time that a Participant is an inactive Participant in the Plan, his or her Account shall continue to be credited with earnings pursuant to the terms of Section 3.7. (c) Participation after Reemployment. If an Eligible Employee terminates employment with the Company (either before or after he or she becomes a Participant) and then is reemployed by the Company, he or she shall become eligible to participate or to recommence his or her participation in the Plan as of the date, on or after his or her reemployment date, that he or she is notified by the Committee that he or she has been reselected by the Committee as an Eligible Employee and that he or she may elect to have Deferral Contributions made to the Plan on his or her behalf pursuant to Section 3.4(a). (d) Application of ERISA. It is the intent of the Company that the Plan be exempt from Parts 2, 3, and 4 of Subtitle B of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), as an unfunded plan that is maintained by the Company primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees (the “ERISA exemption”). Notwithstanding anything to the contrary in this Article 2 or in any other provision of the Plan and to the extent

3 consistent with Code Section 409A, the Committee may in its sole discretion exclude any one or more Eligible Employees from eligibility to participate or from participation in the Plan, may exclude any Participant from continued participation in the Plan, and may take any further action it considers necessary or appropriate if the Committee reasonably determines in good faith that such exclusion or further action is necessary in order for the Plan to qualify for, or to continue to qualify for, the ERISA exemption. Article 3 Participants’ Accounts; Deferrals and Crediting 3.1 Participants’ Accounts. The Committee shall establish and maintain on behalf of each Participant a separate bookkeeping account (an “Account”) under the Plan. With respect to any Participant, this Account shall consist of (i) a sub-account representing the amount of his or her Deferral Contributions (as defined in Section 3.2) and earnings attributable thereto (the “Deferral Contribution Account”) and (ii) a sub-account representing the amount of his or her Company Contributions (as defined in Section 3.3), if any, and earnings attributable thereto (the “Company Contribution Account”). The Committee, in its discretion, may also establish and maintain such additional separate bookkeeping sub-accounts for the Participant as it shall deem desirable. Each Participant shall at all times have a one hundred percent (100%) vested interest in his or her Deferral Contribution Account. Each Participant’s Account shall be maintained until the vested value thereof has been distributed to or on behalf of such Participant or his or her beneficiary. 3.2 Deferral Contributions. Each Participant may irrevocably elect to have Deferral Contributions made on his or her behalf for a Plan Year by completing and submitting to the Committee (or its designee) a Deferral Election (as defined in Section 3.4) setting forth the terms of his or her election. A “Deferral Contribution” means that portion of a Participant’s Base Salary and Variable Compensation that the Participant elects to defer receipt of, in lieu of receiving such compensation currently. (a) “Base Salary” means the Participant’s annual base salary from the Company for the Plan Year paid or payable in a regular salary paycheck while an active Participant in the Plan including similar compensation, as determined by the Committee, which is treated as a guaranteed payment under Code Section 707(c), in each case reduced by any required employee benefit plan withholdings. (b) “Variable Compensation” means the Participant’s variable cash compensation, if any, from the Company for the Plan Year, excluding and equity-based compensation and commissions but including bonus amounts and long-term and short-term incentive compensation paid or payable while an active Participant in the Plan including similar compensation, as determined by the Committee, which is treated as a guaranteed payment under Code Section 707(c), in each case reduced by any required employee benefit plan withholdings. 3.3 Company Contributions. (a) General. The Company may, but is not required to, credit a Participant with a contribution (a “Company Contribution”) to his or her Company Contribution

4 Account with respect to any Plan Year. Any such Company Contribution shall be made at the discretion of the Committee. The Committee may make Company Contributions with respect to such Participants as the Committee shall determine and is not required to make such Company Contributions to all Participants. Similarly, Company Contributions need not be the same for each Participant. Company Contributions credited to a Participant's Company Contribution Account shall be credited with earnings as described in Section 3.7. (b) Vesting. Any Company Contribution credited pursuant to Section 3.3(a) shall be subject to such vesting conditions as the Committee may determine at the time such Company Contribution is to be credited to a Participant's Company Contribution Account. If the Committee does not designate vesting conditions on a Company Contribution at the time such Company Contribution is to be credited to a Participant's Company Contribution Account, such Company Contribution shall be considered fully vested at the time of crediting. 3.4 Deferral Election. A Participant must complete and submit an election (a “Deferral Election”) to the Committee or its delegate providing for the reduction of his or her Base Salary and Variable Compensation for the appropriate amount of Deferral Contributions. The following terms and conditions shall apply to Deferral Elections: (a) General. A Participant’s Deferral Election with respect to his or her Base Salary for any Plan Year must be made before the first day of the Plan Year for which the Base Salary to be deferred is earned. A Participant’s Deferral Election with respect to his or her Variable Compensation, if any, for any Plan Year must be made before the first day of the Plan Year which includes the first day of performance period for such Variable Compensation. (b) Initial Eligibility. Deferral Elections to defer receipt of any Base Salary or Variable Compensation earned for services during the Plan Year in which an individual first becomes an Eligible Employee in accordance with Section 2.1 must be received by the Committee within thirty (30) days after the date on which the employee first becomes an Eligible Employee in accordance with Section 2.1. Any election made pursuant to this Section 3.4(b) shall only apply with respect to compensation for services to be performed after the Deferral Election is made. (c) Performance-Based Compensation. Notwithstanding the foregoing, if any Variable Compensation is (i) considered “performance-based compensation” under Code Section 409A, (ii) based on services performed over a period of at least twelve (12) months, and (iii) not readily ascertainable at the time the election is made then, if permitted by the Committee, the Participant’s Deferral Election may be made no later than six (6) months prior to the end of the performance period for such Variable Compensation to the extent permitted by the Committee and Code Section 409A. (d) Fiscal Year Compensation. Notwithstanding the foregoing, if permitted by the Committee, a Deferral Election with respect to any fiscal year Variable Compensation may be submitted by a Participant provided that such Deferral Election is submitted prior to the beginning of StepStone’s fiscal year for which such fiscal year Variable Compensation is earned and provided such fiscal-based Variable Compensation meets the requirements of Treasury Regulation Section 1.409A-2(a)(6).

5 3.5 Crediting Contributions. For each Plan Year that a Participant has a Deferral Election in effect, the Committee shall credit the amount of such Participant’s Deferral Contributions to his or her Deferral Contribution Account on the day such amount would have been paid to him or her but for his or her Deferral Election (or such other date or time as the Committee, in its sole discretion, determines from time-to-time). 3.6 Investment Earnings. A Participant may select one or more of the investment funds made available by the Committee under the Plan to measure hypothetical investment experience (i.e., earnings or losses) to be credited to his or her Account in accordance with such procedures established by the Committee. A Participant may periodically reallocate the hypothetical investment of his or her Account among the available investment funds. Until the Participant’s Account is completely paid to him or her, the Participant’s Account shall be adjusted periodically to reflect the hypothetical investment experience of the investment fund or funds which the Participant has selected in accordance with Section 3.7. Nothing in this Section 3.6 shall require the Company to actually invest money in the investment funds designated by a Participant. The Committee shall establish such rules and procedures governing the manner, frequency and timing of investment fund selections by Participants and of the crediting of hypothetical investment experience to Participants’ Accounts, and such rules and procedures may change in the Committee’s sole discretion prospectively without the consent of the Participants. The investment funds to be used for the purposes of this Section 3.6 shall be chosen by the Committee, in its sole discretion, and shall be communicated to the Participants. If a Participant who is authorized to suggest investment fund(s) fails to file an investment fund selection instruction, he or she shall be deemed to have selected the default investment fund selected from time to time by the Committee. If determined by the Committee, hypothetical investment experience will include an administrative fee which will operate as a loss for purposes of determining overall hypothetical investment experience. 3.7 Crediting of Earnings on Contributions. As of each Valuation Date, the Committee shall credit to each Participant’s Account the amount of earnings applicable thereto for the period since the immediately preceding Valuation Date. To effect such crediting of earnings, the Committee shall, as of each Valuation Date, first subtract all distributions since the immediately preceding Valuation Date from the Account, add to the Account the amount of the Deferral Contributions and any Company Contributions, and then calculate the earnings on such Account. For purposes of the Plan, “Valuation Date” shall mean each day. 3.8 Errors in Accounts. If an error or omission is discovered in the Account of a Participant, or in the amount of a Participant’s deferrals, the Committee, in its sole discretion, shall cause appropriate, equitable adjustments to be made as soon as administratively practicable following the discovery of such error or omission. Article 4 Payment of Account Balances 4.1 Retirement Distributions. (a) General. A Participant may elect to have all or a portion of his or her Deferral Contributions made with respect to any specified Plan Year payable upon the later

6 of (i) his or her termination of employment, or (ii) his or her attainment of age sixty-five (65) (a "Retirement Election"). Such election shall be made in the Participant’s Deferral Election and shall specify the portion or amount of the Deferral Contributions subject to such Deferral Election that are subject to such Retirement Election and the form of payment of such amount pursuant to Section 4.1(c). (b) Timing of Distribution. The distribution of a sub-account payable to a Participant pursuant to a Retirement Election shall be paid or commence to be paid within ninety (90) days following the later of (i) his or her termination of employment, or (ii) his or her attainment of age sixty-five (65). If the Participant makes a Retirement Distribution Change Election with respect to any sub-account pursuant to Section 4.1(d), the distribution of such sub- account shall not be made or commence until the date that is five (5) years after the date such sub-account would have otherwise been distributed or commenced distribution. (c) Forms of Payment. In the Participant's Deferral Election, a Participant shall elect with respect to each of his or her sub-accounts which are subject to a Retirement Election to have such sub-account distributed in the form of a single lump sum payment or annual installments over a period elected by the Participant (not to be less than two (2) years or exceed ten (10) years). (d) Change in the Form of Payment. A Participant may elect to change the form of payment of any sub-account subject to a Retirement Election to any permitted form of payment under Section 4.1(c) (a “Retirement Distribution Change Election”) at any time by notice delivered to the Committee; provided, however, that for any Retirement Distribution Change Election to be effective, it (i) must be made at least twelve (12) months before the date such sub-account would have otherwise been distributed or commenced distribution and (ii) must not be effective for at least twelve (12) months after it is delivered to the Committee Any such election made pursuant to this Section 4.1(d) shall become irrevocable at the latest time permitted under Code Section 409A and the preceding sentence. 4.2 Termination Distributions. (a) General. A Participant may elect to have all or a portion of his or her Deferral Contributions made with respect to any specified Plan Year payable upon his or her termination of employment (a “Termination Election”). Such election shall be made in the Participant’s Deferral Election and shall specify the portion or amount of the Deferral Contributions subject to such Deferral Election that are subject to such Termination Election and the form of payment of such amount pursuant to Section 4.2(c). (b) Timing of Distribution. The distribution of a sub-accounts payable to a Participant pursuant to a Termination Election shall be paid in a single lump sum or commence to be paid within ninety (90) days following his or her termination of employment. If the Participant makes a Termination Distribution Change Election with respect to any sub- account pursuant to Section 4.2(d), the distribution of such sub-account shall not be made or commence until the date that is five (5) years after the date such sub-account would have otherwise been distributed or commenced distribution.

7 (c) Forms of Payment. In the Participant's Deferral Election, a Participant shall elect with respect to each of his or her sub-accounts which are subject to a Termination Election to have such sub-account distributed in the form of a single lump sum payment or annual installments over a period elected by the Participant (not to be less than two (2) years or exceed ten (10) years). (d) Change in the Form of Payment. A Participant may elect to change the form of payment of any sub-account subject to a Termination Election to any permitted form of payment under Section 4.2(c) (a “Termination Distribution Change Election”) at any time by notice delivered to the Committee; provided, however, that for any Termination Distribution Change Election to be effective, it (i) must be made at least twelve (12) months before the date such sub-account would have otherwise been distributed or commenced distribution and (ii) must not be effective for at least twelve (12) months after it is delivered to the Committee. Any such election made pursuant to this Section 4.2(d) shall become irrevocable at the latest time permitted under Code Section 409A and the preceding sentence. 4.3 Specified Date Distributions. (a) General. A Participant may elect a scheduled distribution date (a “Specified Date Election”) applicable to all or a portion of his or her Deferral Contributions made with respect to any specified Plan Year provided that such scheduled distribution date shall not be less than three (3) years and no more than fifteen (15) years following the Plan Year for which such Deferral Contribution is made. Such election shall be made in the Participant’s Deferral Election and shall specify the portion or amount of the Deferral Contributions for such Plan Year that are subject to such Specified Date Election and the form of payment of such amount pursuant to Section 4.3(c). (b) Time of Distribution. The distribution of a sub-account payable pursuant to a Specified Date Election Participant shall be paid or commence to be paid in the month of January of the Plan Year designated by the Participant on his or her Deferral Election. If the Participant makes a Specified Date Distribution Change Election with respect to any sub- account or installment payment pursuant to Section 4.3(d), the distribution of such sub-account or installment payment shall not be made or commence until the date that is at least five (5) years after the date such sub-account or installment would have otherwise been distributed or commenced distribution. (c) Form of Payment. In the Participant's Deferral Election, a Participant shall elect with respect to each of his or her sub-accounts which are to be paid pursuant to a Specified Date Election to have such sub-account paid in the form of a single lump sum payment or annual installments over a period elected by the Participant (not to be less than two (2) years or exceed ten (10) years). (d) Change in the Form of Payment. A Participant may elect to defer the time of payment or change the form of payment of any sub-account or installment payment payable pursuant to a Specified Date Election to any permitted form of payment under Section 4.3(c) (a “Specified Date Distribution Change Election”) at any time by notice delivered to the Committee; provided, however, that (i) any election to further defer such payment must result in

8 a deferral of no less than five (5) years and no more than ten (10) years, and (ii) for any Specified Date Distribution Change Election to be effective, it (A) must be made at least twelve (12) months before the date such sub-account or installment payment would have otherwise been distributed or commenced distribution and (B) must not be effective for at least twelve (12) months after it is delivered to the Committee. Any such election made pursuant to this Section 4.3(d) shall become irrevocable at the latest time permitted under Code Section 409A and the preceding sentence. (e) No Change In Payment. Except as set forth in Section 4.6, a Participant's termination of employment with the Company shall not accelerate payment of any amount subject to a Specified Date Election. Amounts subject to a Specified Date Election will be subject to the provisions of Section 4.5 and Section 4.7 to the extent applicable. 4.4 Distributions Upon Unforeseeable Financial Emergency. (a) General. If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any Deferral Elections made by a Participant and/or (ii) receive a partial or full payout from the Plan, including any vested amounts credited to a Participant’s Company Contribution Account. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be paid in a single lump sum payment within twenty (20) business days following the date of approval. The suspension of deferral elections shall continue for the remainder of the Plan Year in which the distribution is made. After such period is over, the Participant shall again be eligible to make deferral elections in accordance with Article 3. Amounts distributed pursuant to this Section 4.4 shall be withdrawn pro rata from all then existing sub-accounts of the Participant to whom the distribution is made. (b) Distribution Requirements. For purposes of this Plan, “Unforeseeable Financial Emergency” shall mean a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, the Participant’s beneficiary, or a Participant's dependent (as defined in Code Section 152, without regard to Sections 152(b)(1), (b)(2), and (d)(1)(B)); loss of the Participant’s property due to casualty (including the need to rebuild a home following damage to a home not otherwise covered by insurance, for example, not as a result of a natural disaster); or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the service provider. A distribution on account of Unforeseeable Financial Emergency may not be made to the extent that such Unforeseeable Financial Emergency is or may be relieved through reimbursement or compensation from insurance or otherwise, by liquidation of the Participant’s assets, to the extent the liquidation of such assets would not cause severe financial hardship, or by cessation of deferrals under the Plan. A distribution because of an Unforeseeable Financial Emergency must be limited to the amount reasonably necessary to satisfy the emergency need (which may include amounts necessary to pay any Federal, state, local, or foreign income taxes or penalties reasonably anticipated to result from the distribution).

9 4.5 Distributions Upon Disability. (a) General. At the time a Participant first makes a Deferral Election under the Plan pursuant to Section 3.4, such Participant shall indicate (i) whether his or her entire vested Account is to be distributed upon his or her Disability and, if such a distribution is elected, (ii) whether such distribution shall be paid in the form of a single lump sum payment or annual installments over a period elected by the Participant (not to be less than two (2) years or exceed ten (10) years); provided, that no such distribution shall result in a impermissible further deferral or distribution under Code Section 409A. Any distribution made as result of a Participant's Disability shall be paid, or commence to be paid, within ninety (90) days following the date on which such Participant is determined to have incurred a Disability. (b) Definition of Disability. Except as described in Section 4.5(c), for purposes of this Plan, "Disability" shall mean a Participant, while employed by the Company, is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or a Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. Unless otherwise delegated, the determination of whether a Participant has incurred a Disability shall be made by the Committee. (c) Cessation of Deferrals Upon Disability. If a Participant incurs a Disability, such Participant may file an election to cease Deferral Contributions as of the date the election is received by the Committee, provided that such cancellation occurs by the later of the end of the calendar year or the 15th day of the third month following the date the Participant incurs a Disability. For purposes of this Section 4.5(c), “Disability” shall mean a condition described in Treasury Regulation Section 1.409A-3(j)(4)(xii). (d) Vesting. A Participant shall be fully vested in his or her Company Contribution Account upon his or her Disability. 4.6 Distributions Upon Death. (a) Notwithstanding any provision of the this Plan to the contrary, and to the extent permitted by Code Section 409A, upon the Participant’s death, the Participant’s entire vested Account shall be distributed to the Participant’s beneficiary in a single lump sum payment payable as soon as practicable during the period beginning on the date of the death of the Participant and ending on December 31 of the first calendar year following the calendar year during which such death occurs. (b) Vesting. A Participant shall be fully vested in his or her Company Contribution Account upon his or her death.

10 4.7 Change in Control. (a) At the time a Participant first makes a Deferral Election under the Plan pursuant to Section 3.4, such Participant shall indicate (i) whether his or her sub-accounts for which no applicable payment event has yet occurred are to be distributed upon a Change in Control and, if such a distribution is elected, (ii) whether such distribution shall be paid in the form of a single lump sum payment or annual installments over a period elected by the Participant (not to be less than two (2) years or exceed ten (10) years) (a “Change in Control Election”). Subject to Section 4.7(c), any distribution made as result of a Change in Control shall be paid, or commence to be paid, on the fifteenth (15th) monthly anniversary of the date on which a Change in Control is consummated. (b) For purposes of this Plan, “Change in Control” shall mean a change in control of StepStone that is a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” as determined under in Code Section 409A(a)(2)(a)(v). (c) Change in the Form of Payment. A Participant may elect to defer the time of payment or change the form of payment of any sub-account or installment payment payable pursuant to a Change in Control Election to any permitted form of payment under Section 4.7(a) (a “Change in Control Distribution Change Election”) at any time by notice delivered to the Committee; provided, however, that (i) any election to further defer such payment must result in a deferral of no less than five (5) years and no more than ten (10) years, and (ii) for any Change in Control Distribution Change Election to be effective, it (A) must be made at least twelve (12) months before the date such sub-account or installment payment would have otherwise been distributed or commenced distribution and (B) must not be effective for at least twelve (12) months after it is delivered to the Committee. Any such election made pursuant to this Section 4.7(c) shall become irrevocable at the latest time permitted under Code Section 409A and the preceding sentence. (d) Vesting. A Participant shall be fully vested in his or her Company Contribution Account upon a Change in Control. 4.8 Company Contributions. All vested amounts credited to a Participant’s Company Contribution will be distributed to such Participant in a single lump sum payment within ninety (90) days following the earlier of the Participant's termination of employment, the Participant’s death or the Participant’s Disability. 4.9 Delay or Acceleration of Payment. Notwithstanding anything in this Plan to the contrary, the Committee may, in its discretion, accelerate or delay the payment of any amount payable under this Plan to the extent permitted by Code Section 409A and the regulations issued thereunder. 4.10 Beneficiary Designation. Participants shall designate, and from time to time may redesignate, their beneficiaries to receive any benefits that may be payable under the Plan upon such Participant’s death in such form and manner as the Committee may determine. In the event that:

11 (a) a Participant dies without designating a beneficiary; or (b) the beneficiary designated by a Participant is not alive when a payment is to be made to such person under the Plan, and no contingent beneficiary has been designated; or then, in any of such events, the beneficiary of such Participant with respect to any benefits that remain payable under the Plan shall be the Participant’s surviving spouse, if any, and if not, the estate of the Participant. Article 5 Claims 5.1 Claims. The Committee will endeavor to administer the Plan fairly and consistently and to pay all benefits to which participants or beneficiaries are properly entitled. All claims for unpaid benefits should be made in writing to the Committee. Except in the case of a disability claim, if a claim is wholly or partially denied, the Committee shall provide the claimant with written or electronic notification of the adverse benefit determination within a reasonable period of time, but not later than ninety (90) days after receipt of the claim by the Committee, unless the Committee determines that special circumstances require an extension of time for processing the claim. If the Committee determines that an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial ninety (90)-day period. In no event shall such extension exceed a period of ninety (90) days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. The claim determination time frames begin when a claim is filed, without regard to whether all the information necessary to make a claim determination accompanies the filing. Any notice of denial shall include: (i) The specific reason or reasons for denial with reference to those specific Plan provisions on which the denial is based; (ii) A description of any additional material or information necessary to perfect the claim and an explanation of why that material or information is necessary; (iii) A description of the Plan’s appeal procedures and time frames, including a statement of the claimant’s right to bring a civil action following an adverse decision on appeal; and (iv) In the case of an adverse benefit determination of a claim for a Disability benefit the notification shall be provided in a culturally and linguistically appropriate manner and;

12 (A) If an internal rule, guideline, protocol or other similar criterion was relied upon in making the adverse determination, either the specific rule, guideline, protocol or similar criterion; or a statement that such a rule, guideline, protocol or other similar criterion was relied upon in making the adverse determination and that a copy of such rule, guideline, protocol or other criterion will be provided free of charge to the claimant upon request; (B) If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant’s medical circumstances, or a statement that such explanation will be provided free of charge upon request. Any electronic notification shall comply with the standards imposed by regulations issued by the Department of Labor under ERISA; and (C) A discussion of the decision, including an explanation of the basis for disagreeing with or not following: (i) the views presented by the claimant to the Plan of health care professionals treating the Participant and vocational professionals who evaluated the Participant, (ii) the views of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the claimant's adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination, and (iii) a disability determination regarding the Participant presented by the claimant to the Plan made by the Social Security Administration. In the case of a claim for Disability benefits, the Committee shall notify the claimant, as provided in the preceding paragraph, of the Committee’s adverse benefit determination within a reasonable period of time, but not later than forty- five (45) days after receipt of the claim by the Committee. This period may be extended by the Committee for up to thirty (30) days, provided that the Committee both determines that such an extension is necessary due to matters beyond the control of the Committee, and notifies the claimant, prior to the expiration of the initial forty-five (45) day period, of the circumstances requiring an extension of time and the date by which the Committee expects to render a decision. If, prior to the end of the first thirty (30) day extension period, the Committee determines that, due to matters beyond the control of the Plan, a decision cannot be rendered within that extension period, the period for making the determination may be extended for up to an additional thirty (30) days, provided that the Committee notifies the claimant, prior to the expiration of the first thirty (30) day extension period, of the circumstances requiring the extension and the date as of which the Committee expects to render a decision. The notice of extension shall specifically explain the standards on which entitlement to a benefit is based, the unresolved issues that prevent the decision on the claim, and

13 the additional information needed to resolve those issues. The claimant should be afforded at least forty-five (45) days within which to provide the specified information. A claimant, or a claimant’s authorized representative, may appeal a denied claim within sixty (60) days after receiving the Committee’s notice of denial. A claimant has the right to: (i) Submit to the Committee, for review, written comments, documents, records and other information relating to the claim; (ii) Request, free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant’s claim; and (iii) A review on appeal that takes into account all comments, documents, records, and other information submitted by the claimant, without regard to whether such information was submitted or considered in the initial claim decision. The Committee will make a full and fair review of the appeal and may require additional documents as it deems necessary in making such a review. A final decision on review shall be made within a reasonable period of time, but not later than sixty (60) days following receipt of the written request for review, unless the Committee determines that special circumstances require an extension. In such case, a written extension notice will be sent to the claimant before the end of the initial sixty (60) day period. The extension notice shall indicate that the special circumstances and the date by which the Committee expects to render the appeal decision. The extension cannot exceed a period of sixty (60) days. In the case of an appeal involving a disability benefit, the Committee will not consider the appeal unless the Committee receives it within one hundred eighty (180) days (rather than the generally applicable (sixty (60) days) after the claimant receives written notification of the denial of his or her claim. In deciding an appeal of any adverse benefit determination involving a Disability benefit where the determination is based in whole or in part on a medical judgment, including determinations with regard to whether a particular treatment, drug or other item is experimental, investigational, or not medically necessary or appropriate, the Committee shall consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment. In the case of an adverse benefit determination involving a disability claim, the review on appeal shall provide for the identification of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with a claimant’s adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination. Any health care professional engaged for purposes of a consultation under this section shall be an individual who is neither an individual who was consulted in connection with the adverse benefit determination that is the subject of the appeal, nor the subordinate of any such individual. To the extent required under ERISA, before the Plan can issue an adverse benefit determination on an appeal, the Committee shall provide the claimant, free of charge, with any new or additional evidence considered, relied upon, or generated by the Plan, insurer, or other person making the benefit determination (or at the direction of the Plan, insurer or such other person) in connection with the claim and such evidence must be provided as soon as possible and sufficiently in advance of the date on which the notice of adverse benefit

14 determination on appeal required to be provided under these claims procedures to give the claimant a reasonable opportunity to respond prior to that date. before the Plan can issue an adverse benefit determination on an appeal based on a new or additional rationale, the Committee shall provide the claimant, free of charge, with the rationale; the rationale must be provided as soon as possible and sufficiently in advance of the date on which the notice of adverse benefit determination on appeal is required to be provided to the claimant under these claims procedures to give the claimant a reasonable opportunity to respond prior to that date. In the case of a claim for Disability benefits, the Committee shall notify the claimant of the Committee’s benefit determination on review within a reasonable period of time appropriate to the medical circumstances. That notification shall be provided not later than forty (45) days after receipt by the Committee of the claimant’s request for review of an adverse benefit determination. This period may be extended by the Committee for up to forty (45) days, provided that the Committee both determines that such an extension is necessary due to matters beyond the control of the Committee, and notifies the claimant, prior to the expiration of the initial forty-five (45) day period, of the circumstances requiring an extension of time and the date by which the Committee expects to render a decision. The Committee’s notice of denial on appeal shall include: (i) The specific reason or reasons for denial with reference to those Plan provisions on which the denial is based; (ii) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of all documents, records, and other information relevant to the claimant’s claim; (iii) A statement describing any voluntary appeal procedures offered by the Plan and the claimant’s right to obtain the information about such procedures, and a statement of the claimant’s right to bring an action under ERISA; and (iv) In the case of claim involving a Disability benefit the notification shall be provided in a culturally and linguistically appropriate manner and; (A) If an internal rule, guideline, protocol or other similar criterion was relied upon in making the adverse determination, either the specific rule, guideline, protocol or similar criterion; or a statement that such rule, guideline, protocol or other similar criterion was relied upon in making the adverse determination and that a copy of the rule, guideline, protocol or other criterion will be provided free of charge to the claimant upon request; and (B) If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant’s

15 medical circumstances, or a statement that such explanation will be provided free of charge upon request; (C) A discussion of the decision, including an explanation of the basis for disagreeing with or not following: (i) the views presented by the claimant to the Plan of health care professionals treating the Participant and vocational professionals who evaluated the Participant, (ii) the views of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the claimant's adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination, and (iii) a disability determination regarding the Participant presented by the claimant to the Plan made by the Social Security Administration. 5.2 Limitation of Actions. A claimant must follow the claims procedure forth in Section 5.1 (and comply with all applicable deadlines established as part thereof) as a condition to the receipt of any contested benefits under the Plan, and as a condition to the availability of any other relief under or with respect to the Plan. The failure of a claimant to follow the claims procedure (including the failure to comply with the deadlines established as part thereof) will extinguish his or her right to file a subsequent claim or to file a lawsuit with respect to the claim. If a claimant follows the claims procedure, but his or her final appeal is denied, he or she will have one year from the date of such denial to file a lawsuit with respect to that claim, and failure to meet the one-year deadline will extinguish his or her right to file a lawsuit with respect to that claim. Article 6 No Funding of Plan Benefits The Company may establish a trust (known as a “grantor trust” within the meaning of the Code) for the purpose of accumulating funds to satisfy the obligations incurred by the Company under the Plan. Notwithstanding the preceding sentence, nothing herein shall require the Company to segregate or set aside any funds or other property for the purpose of paying any benefits under the Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions by the Company or the Committee shall create, nor be construed to create, a trust of any kind or a fiduciary relationship between the Company and the Participant, his or her beneficiary, or any other person. Benefits hereunder shall be paid from assets which shall continue, for all purposes, to be a part of the general, unrestricted assets of the Company. The obligation of the Company hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that the Participant or his beneficiary is entitled to receive payments from the Company under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Company; no such person shall have nor acquire any legal or equitable right, interest or claim in or to any property or assets of the Company. It is intended that the Plan be unfunded for tax purposes and for purposes of Title I of ERISA.

16 Article 7 Committee 7.1 Committee’s Duties. Except as otherwise specifically provided and in addition to the powers, rights and duties specifically given to the Committee elsewhere in the Plan, the Committee shall have the following discretionary powers, rights and duties to be exercised in the Committee’s sole discretion: (a) To construe and interpret the Plan, to decide all questions of Plan eligibility, to determine the amount, manner and time of payment of any benefits under the Plan, and to remedy ambiguities, inconsistencies or omissions all in its sole and complete discretion; (b) To adopt such rules of procedure as may be necessary for the efficient administration of the Plan and as are consistent with the Plan, and to enforce the Plan in accordance with its terms and such rules; (c) To make determinations as to the right of any person to a benefit under this Plan and to direct payments or distributions in accordance with the provisions of the Plan; (d) To enroll Participants in the Plan, distribute and receive Plan administration forms and comply with all applicable governmental reporting and disclosure requirements; and (e) To employ agents, attorneys, accountants or other persons (who also may be employed by the Company), and to allocate or delegate to them such powers, rights and duties as the Committee considers necessary or advisable to properly carry out the administration of the Plan. 7.2 Information Required for Plan Administration. The Company shall furnish the Committee with such data and information as the Committee considers necessary or desirable to perform its duties with respect to Plan administration. The records of the Company as to an employee’s or Participant’s period or periods of employment, termination of employment and the reason therefore, leaves of absence, reemployment and Base Salary and Variable Compensation will be conclusive on all persons unless determined to the Committee’s satisfaction to be incorrect. Participants and other persons entitled to benefits under the Plan also shall furnish the Committee with such evidence, data or information as the Committee considers necessary or desirable for the Committee to perform its duties with respect to Plan administration. The Committee shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any accountant, controller, counsel or other person employed or engaged by it or the Company with respect to the Plan. 7.3 Decision of Committee Final. Subject to applicable law, any interpretation of the provisions of the Plan and any decision on any matter within the discretion of the Committee made by the Committee in good faith shall be binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the Committee shall make such adjustment on account thereof as the Committee considers equitable and practicable.

17 7.4 Indemnification. No person (including any present or former Committee member, and any present or former director, officer or employee of the Company) shall be personally liable for any act done or omitted to be done in good faith in the administration of the Plan. Each present or former director, officer or employee of the Company to whom the Committee or the Company has delegated any portion of its responsibilities under the Plan and each present or former Committee member shall be indemnified and saved harmless by the Company (to the extent not indemnified or saved harmless under any liability insurance or other indemnification arrangement with respect to the Plan) from and against any and all claims of liability to which they are subjected by reason of any act done or omitted to be done in good faith in connection with the administration of the Plan, including all expenses reasonably incurred in their defense if the Company fails to provide such defense. No member of the Committee shall be liable for any act or omission of any other member of the Committee, nor for any act or omission upon his or her own part, excepting his or her own willful misconduct or gross neglect. Article 8 Relating to the Company Any action required or permitted of the Company under the Plan shall be by resolution of the Board, by the Compensation Committee of the Board, or by a person or persons authorized by resolution of the Board or the Committee. Article 9 Amendment and Termination 9.1 Amendment. While the Company expects and intends to continue the Plan, the Company must necessarily reserve and hereby does reserve the right to amend the Plan from time to time. Any amendment of the Plan will be by resolution of the Board, the Compensation Committee of the Board or any other committee of the Board to whom such authority has been delegated. No amendment shall reduce the value of a Participant’s Account balance to less than the amount (as subsequently adjusted for earnings attributable thereto) he or she would be entitled to receive if he or she had resigned from the employ of the Company on the day of the amendment. 9.2 Termination. The Plan will terminate on any date specified in a written action by the Board or the Compensation Committee of the Board. Upon termination of the Plan, in whole or in part, each affected Participant’s Account may be distributed in a manner compliant with Code Section 409A, as the Company may determine. For the avoidance of doubt, that Plan may be terminated, in whole or in part, in connection with any transaction described in Treasury Regulation Section 1.409A-3(j)(4) Article 10 General Provisions 10.1 Notices. Any notice or document relating to the Plan required to be given to or filed with the Committee or the Company shall be considered as given or filed if delivered or mailed by registered or certified mail, postage prepaid, to StepStone Group LP, 4225 Executive

18 Square, Suite 1600, La Jolla, CA, 92037, c/o Legal Department and Human Resources Department. 10.2 Nonalienation of Plan Benefits. The rights or interests of any Participant or any Participant’s beneficiaries to any benefits or future payments under the Plan shall not be subject to attachment or garnishment or other legal process by any creditor of any such Participant or beneficiary nor shall any such Participant or beneficiary have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or rights which he or she may expect to receive under the Plan, except as may be required by the tax withholding provisions of the Code or any applicable federal, state, local or foreign laws. 10.3 Payment with Respect to Incapacitated Persons. If any person entitled to benefits under the Plan is under a legal disability, a minor or, in the Committee’s opinion, is incapacitated in any way so as to be unable to manage his or her financial affairs, the Committee may direct the payment of such benefits to such person’s legal representative for such person’s benefit, or the Committee may direct the application of such benefit for the benefit of such person in any manner which the Committee may select that is consistent with the Plan. Any payments made in accordance with the foregoing provisions of this Section 10.3 shall be a full and complete discharge of any liability for such payments. 10.4 No Employment or Benefit Guaranty. None of the establishment of the Plan, any modification or amendment thereof, the creation of any fund or account, or the payment of any benefits shall be construed as giving to any Participant or other person any legal or equitable right against the Company or the Committee except as provided herein. Under no circumstances shall the maintenance of this Plan constitute a contract of employment or shall the terms of employment of any Participant be modified or in any way affected hereby. Accordingly, participation in the Plan will not give any Participant a right to be retained in the employ of the Company. 10.5 Code Section 409A. The Plan and the benefits provided hereunder are intended to comply with Code Section 409A. Notwithstanding any provision of the Plan to the contrary, the Plan shall be interpreted and construed consistent with this intent. Notwithstanding the foregoing, the Company shall not be required to assume any increased economic burden in connection therewith. Although the Company intends to administer the Plan so that it will comply with from the requirements of Code Section 409A, the Company does not represent or warrant that the Plan will comply with, or be exempt from, Code Section 409A or any other provision of federal, state, local, or non-United States law. Neither Company, its subsidiaries, nor their respective directors, officers, employees or advisers shall be liable to any Participant (or any other individual claiming a benefit through the Participant) for any tax, interest, or penalties the Participant may owe as a result of participation in the Plan, and the Company and its subsidiaries shall have no obligation to indemnify or otherwise protect any Participant from the obligation to pay any taxes imposed pursuant to Code Section 409A. For purposes of this Plan, all references to Code Section 409A the guidance and Treasury regulations issued thereunder. For purposes of this Plan, the terms “terminate,” “termination,” “termination of employment,” and variations thereof as used in this Plan, are intended to mean a termination of employment that constitutes a “separation from service” as such term is defined under Code Section 409A.

19 With respect to any sub-account which is payable in the form installment payments, each installment payment shall be treated as a separate payment for purposes of Code Section 409A. 10.6 Specified Employees. Notwithstanding any provision of this Plan to the contrary, in the event that any payment to a Participant is made upon, or as a result of the Participant’s termination of employment, and the Participant is a “specified employee” (as that term is defined under Code Section 409A) at the time the Participant becomes entitled to any such payment, and provided further that such payment does not otherwise qualify for an applicable exemption from Code Section 409A, then no such payment or benefit shall be paid or commenced to be paid to the Participant under this Plan until the date that is the earlier to occur of: (i) the Participant’s death, or (ii) six (6) months and one (1) day following his or her termination of employment (the “Delay Period”). Any payments that are delayed as a result of the preceding sentence which the Participant would otherwise have received during the Delay Period shall be payable to the Participant in a lump sum on the date that is six (6) months and one (1) day following the effective date of the termination. 10.7 Obligations to Company. If a Participant becomes entitled to a distribution of benefits under the Plan, and if at such time the Participant has outstanding any debt, obligation, or other liability representing an amount owing to the Company, then the Company may offset such amount owed to it against the amount of benefits otherwise distributable to the extent permitted by Code Section 409A. 10.8 Applicable Law. The Plan shall be construed in accordance with the laws of the State of New York, without regard to its conflicts of laws doctrine, except to the extent preempted by Federal law. 10.9 Severability. Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, and the Plan shall be reformed, construed and enforced in such jurisdiction so as to best give effect to the intent of the Company under the Plan. 10.10 Withholding for Taxes. Notwithstanding any other provisions of the Plan, the Company may withhold from any payment to be made under the Plan such amount or amounts as may be required for purposes of complying with the tax withholding provisions of the Code or any applicable federal, state, local or foreign laws. 10.11 Successors. The Plan is binding on all persons entitled to benefits hereunder and their respective heirs and legal representatives and on the Company and its successor, whether by way of merger, consolidation, purchase or otherwise. 10.12 Effect on Other Employee Benefit Plans. Any benefit paid or payable under this Plan shall not be included in a Participant’s or employee’s compensation for purposes of computing benefits under any employee benefit plan maintained or contributed to by the Company except as may otherwise be required under the terms of such employee benefit plan or applicable law.

20 10.13 Interpretation. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference and shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. Words in the masculine gender shall include the feminine gender, and where appropriate, the plural shall include the singular and the singular shall include the plural. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. References herein to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by the Plan, and references herein to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.